Revenue	12 Months Ended
Dec. 31, 2024
Revenue From Contracts With Customers [Abstract]
Revenue	Revenue

	Year ended December 31,
	2024	2023
Copper
Export sales	$342,774	$300,383
Sales within Brazil	—	24,303
Adjustments on provisional sales(1)	182	(4,083)
	342,956	320,603
Gold
Sales	108,993	89,795
Amortization of deferred revenue(2)	18,310	17,082
	$127,303	$106,877
	$470,259	$427,480

(1)    Adjustments on provisional sales include both pricing and quantity adjustments. Provisionally priced sales to the Company's international customers are settled with a final sales price between zero to one month (December 31, 2023 - zero to four months) after shipment takes place and, therefore, are exposed to commodity price changes.
During the year ended December 31, 2024, the Company delivered 15,917 ounces of gold (year ended December 31, 2023 - 14,005 ounces of gold) under a precious metals purchase agreement with Royal Gold (note 12) for average cash consideration of $473 per ounce (year ended December 31, 2023 - $386 per ounces) and recognized $18.3 million in amortization of deferred revenue (year ended December 31, 2023 - $17.1 million). Amortization of deferred revenue during the year ended December 31, 2024 is net of $3.0 million (December 31, 2023 - $2.5 million) related to change in estimate attributed to advances received and change in life-of-mine production estimates.